UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 3, 2003

SanDisk Corporation

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-26734 (Commission File Number)	77-0191793 (IRS Employer Identification No.)

140 Caspian Court, Sunnyvale, California (Address of principal executive offices)	94089 (Zip Code)

Registrant’s telephone number, including area code (408) 542-0500

N/A

(Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS
ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.
ITEM 9. REGULATION FD DISCLOSURE.
SIGNATURES
EXHIBIT INDEX
EXHIBIT 99.1
EXHIBIT 99.2

ITEM 5. OTHER EVENTS

     On July 16, 2003, SanDisk Corporation (the “Registrant”) issued a press release announcing the filing of a shelf registration statement on Form S-3. The press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

     On July 3, 2003, a purported shareholder class action lawsuit was filed on behalf of United States holders of ordinary shares of Tower Semiconductor, Ltd., or Tower, as of the close of business on April 1, 2002 in the United States District Court for the Southern District of New York against Tower and certain of its directors and shareholders, including the Registrant and Eli Harari, the Registrant’s President and CEO and a Tower board member, asserting claims arising under Sections 14(a) and 20(a) of the Securities Exchange Act of 1934, as amended, and Rule 14a-9 promulgated thereunder. The lawsuit alleges that Tower and certain of its directors made false and misleading statements in a proxy solicitation to Tower shareholders regarding a proposed amendment to a contract between Tower and certain of its shareholders, including the Registrant. The plaintiffs are seeking unspecified damages and attorneys’ and experts’ fees and expenses.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     See attached Exhibit Index.

ITEM 9. REGULATION FD DISCLOSURE.

     On July 16, 2003, the Registrant issued a press release to report its financial results for its second quarter ended June 30, 2003. The press release is attached hereto as Exhibit 99.2 and is incorporated herein in its entirety by reference.

     The information contained in this Item 9 is being furnished pursuant to Item 12, “Results of Operations and Financial Condition.” It is being furnished under Item 9 of this Form 8-K in accordance with interim guidance issued by the SEC in release No. 33-8216. The information contained herein and in the accompanying Exhibit 99.2 shall be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, where such incorporation is provided for, and shall be specifically incorporated by reference into our currently effective registration statements on Form S-3 and Form S-8. Except as provided in the previous sentence, the information in this Item 9, including Exhibit 99.2 hereto, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12(a)(2) of the Securities Act of 1933, as amended. The furnishing of the information in this Item 9 (including Exhibit 99.2 hereto) shall not be deemed an admission that such furnishing is required by Regulation FD or that the information in this Item 9 contains material information that is not otherwise publicly available.

     (c)  Exhibits

Number	Description of Document

99.1	Press Release of SanDisk Corporation dated July 16, 2003, announcing the filing of a shelf registration statement on Form S-3.
99.2	Press Release of SanDisk Corporation dated July 16, 2003 to report its financial results for its second quarter ended June 30, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 16, 2003

SanDisk Corporation

By: /s/ MICHAEL GRAY Name: Michael Gray Title: Chief Financial Officer and Sr. VP, Finance and Administration (Principal Financial and Accounting Officer)

EXHIBIT INDEX

Exhibit Number	Description of Document

99.1	Press Release of SanDisk Corporation dated July 16, 2003, announcing the filing of a shelf registration statement on Form S-3.
99.2	Press Release of SanDisk Corporation dated July 16, 2003 to report its financial results for its second quarter ended June 30, 2003.